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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  November 12, 1999
                                                 ------------------------------


                          CASE RECEIVABLES II INC.
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             (Exact Name of Registrant as Specified in Charter)



          Delaware                   333-82741                  76-0439709
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)



475 Half Day Road, Lincolnshire, Illinois                             60069
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code  (847) 955-1002
                                                   ----------------------------



                               Not Applicable
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



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

Item 5.  Other Events

         In the Prospectus Supplement dated September 1, 1999, issued under Registration Statement No. 333-82741, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Receivables Trust 1999-B upon completion of the Funding Period. Following below is such information:



                       Composition of the Receivables
                    as of the end of the Funding Period

 Weighted      Aggregate                 Weighted                     Average
  Average     Statistical     Number      Average      Weighted      Statistical
  APR of       Contract        of        Remaining     Average        Contract
Receivables     Value       Receivables    Term      Original Term     Value
-----------   -----------   -----------  ---------   -------------   -----------

 8.697%     $674,908,297.82   21,607    47.03 months  52.31 months   $31,235.63




                   Distribution by APR of the Receivables
                   as of the end of the Funding Period 1/


                                                Aggregate          Percent of
                                               Statistical          Aggregate
                                Number of       Contract           Statistical
APR Range                      Receivables       Value           Contract Value
                               -----------   --------------      --------------
 3.000%  -  3.999%                   818     $21,529,176.55          3.19%
 4.000%  -  4.999%                 1,249      39,600,323.43          5.87
 5.000%  -  5.999%                   743      30,512,677.34          4.52
 6.000%  -  6.999%                 1,417      37,091,058.50          5.50
 7.000%  -  7.999%                 3,581     128,383,929.10         19.02
 8.000%  -  8.999%                 1,579     108,586,948.95         16.09
 9.000%  -  9.999%                 4,760     169,351,615.58         25.09
10.000%  - 10.999%                 4,912      74,323,388.67         11.01
11.000%  - 11.999%                 1,134      24,757,251.84          3.67
12.000%  - 12.999%                   517      11,767,200.46          1.74
13.000%  - 13.999%                   308       9,320,916.45          1.38
14.000%  - 14.999%                   204       6,646,751.00          0.98
15.000%  - 15.999%                   151       5,622,740.68          0.83
16.000%  - 16.999%                    71       2,181,240.78          0.32
17.000%  - 17.999%                   162       5,165,138.00          0.77
20.000%  - 20.999%                     1          67,940.49          0.01
                                 -------    ---------------          ----
Total                             21,607    $674,908,297.82        100.00%
                                  ======     ==============        ======

---------------------

1/ Totals may not add to 100% due to rounding

             Distribution by Equipment Type of the Receivables
                   as of the end of the Funding Period 1/


                                                                  Percent of
                                              Aggregate            Aggregate
                                             Statistical          Statistical
                          Number of           Contract             Contract
Type                    Receivables             Value                Value
----                    -----------          ------------         -----------
Agricultural
         New                  5,358         $123,679,843.82         18.33%
         Used                 7,724          207,278,435.16         30.71
Construction
         New                  4,122          166,272,589.78         24.64
         Used                 3,194          114,523,566.69         16.97
Forestry
         New                    104            9,876,925.47          1.46
         Used                   160            7,842,443.72          1.16
Retail Truck
         New                    252           19,844,161.52          2.94
         Used                   693           25,590,331.66          3.79
                             ------           -------------        ------
Total                        21,607         $674,908,297.82        100.00%
                             ======         ===============        =======




            Distribution by Payment Frequency of the Receivables
                   as of the end of the Funding Period #2/


                                                                 Percent of
                                             Aggregate            Aggregate
                                            Statistical          Statistical
                            Number of        Contract             Contract
Frequency                 Receivables          Value                Value
---------                 -----------         -------              ------

Annual                          8,923       $257,989,119.66        38.23%
Monthly                        11,772        388,347,322.29        57.54
Quarterly                         162          4,705,918.83         0.70
Semi-Annual                       750         23,865,937.04         3.54
                              -------       ---------------       ------
Total                          21,607       $674,908,297.82       100.00%
                               ======        ==============       ======

------------------

1/ Totals may not add to 100% due to rounding
2/ Totals may not add to 100% due to rounding

              Distribution by Current Value of the Receivables
                   as of the end of the Funding Period 1/


                                                                  Percent of
                                                    Aggregate      Aggregate
                Contract                           Statistical    Statistical
                 Value               Number of       Contract      Contract
                 Range              Receivables       Value          Value
           ----------------         -----------      -------         ------
$          0.00 -    4,999.99          2,701      $8,983,390.34       1.33%
       5,000.00 -    9,999.99          3,847      28,157,013.77       4.17
      10,000.00 -   14,999.99          2,869      35,569,529.07       5.27
      15,000.00 -   19,999.99          2,155      37,399,761.87       5.54
      20,000.00 -   24,999.99          1,546      34,646,178.40       5.13
      25,000.00 -   29,999.99          1,165      31,895,217.35       4.73
      30,000.00 -   34,999.99            959      31,130,918.27       4.61
      35,000.00 -   39,999.99            858      32,134,835.23       4.76
      40,000.00 -   44,999.99            776      32,871,515.02       4.87
      45,000.00 -   49,999.99            711      33,763,560.49       5.00
      50,000.00 -   54,999.99            595      31,116,945.55       4.61
      55,000.00 -   59,999.99            495      28,389,103.65       4.21
      60,000.00 -   64,999.99            441      27,484,592.71       4.07
      65,000.00 -   69,999.99            343      23,146,519.18       3.43
      70,000.00 -   74,999.99            221      16,009,879.21       2.37
      75,000.00 -   79,999.99            219      16,957,585.32       2.51
      80,000.00 -   84,999.99            176      14,476,971.90       2.15
      85,000.00 -   89,999.99            186      16,234,554.57       2.41
      90,000.00 -   94,999.99            178      16,442,000.33       2.44
      95,000.00 -   99,999.99            147      14,317,444.28       2.12
     100,000.00 -  199,999.99            856     111,338,886.17      16.50
     200,000.00 -  299,999.99            104      25,493,532.57       3.78
     300,000.00 -  399,999.99             36      12,179,361.58       1.80
     400,000.00 -  499,999.99             11       4,876,149.86       0.72
     500,000.00 -  599,999.99              4       2,198,484.65       0.33
     600,000.00 -  699,999.99              1         609,089.04       0.09
     700,000.00 -  799,999.99              1         735,967.01       0.11
     800,000.00 -  899,999.99              3       2,575,091.00       0.38
     900,000.00 -  999,999.99              1         903,153.83       0.13
     Greater than 999,999.99               2       2,871,065.60       0.43
                                         -----   ---------------     ------

           Total                        21,607  $674,908,297.82     100.00%
                                        ======  ===============     =======

-------------------
1/ Totals may not add to 100% due to rounding

                 Geographic Distribution of the Receivables
                   as of the end of the Funding Period 1/

                           Percent of                              Percent of
                           Aggregate                                Aggregate
                           Statistical                             Statistical
State 2/                 Contract Value    State                  Contract Value
-------                  ---------------   -----                  -------------
Alabama..................     2.12%       Nebraska..................  2.47%
Alaska...................     0.04        Nevada....................  0.60
Arizona..................     2.23        New Hampshire.............  0.22
Arkansas.................     4.05        New Jersey................  0.87
California...............     3.41        New Mexico................  0.54
Colorado.................     2.63        New York..................  2.29
Connecticut..............     0.39        North Carolina............  1.85
Delaware.................     0.28        North Dakota..............  1.41
Florida..................     3.74        Ohio......................  2.39
Georgia..................     3.44        Oklahoma..................  1.74
Hawaii...................     0.08        Oregon....................  0.91
Idaho....................     1.44        Pennsylvania..............  2.44
Illinois ................     4.54        Rhode Island..............  0.02
Indiana..................     2.55        South Carolina............  1.20
Iowa.....................     4.05        South Dakota  ............  2.52
Kansas  .................     2.60        Tennessee.................  2.75
Kentucky.................     1.68        Texas.....................  9.51
Louisiana................     2.68        Utah......................  1.12
Maine....................     0.77        Vermont...................  0.31
Maryland.................     1.13        Virginia..................  1.33
Massachusetts............     0.59        Washington................  2.07
Michigan.................     2.35        West Virginia.............  0.77
Minnesota................     3.50        Wisconsin.................  2.62
Mississippi   ...........     3.10        Wyoming...................  0.55
Missouri.................     2.90
Montana..................     1.18              Total............   100.00%
                                                                    ======
--------------------------


          Distribution by Receivable Type of the Receivables Pool

                                                   Aggregate      Percent of
                                                  Statistical      Aggregate
                                    Number of      Contract       Statistical
         Receivable Type           Receivables       Value        Contract Value
         ---------------           -----------    ------------    -------------
Leases...........................       693     $ 31,999,550.69       4.74%
Retail Installment Contracts.....    20,914      642,908,747.13      95.26%
                                     ------     ---------------      ------
Total............................    21,607     $674,908,297.82     100.00%
                                     ======      ==============     ======


---------------------

1/ Totals may not add to 100% due to rounding

2/ Based on billing addresses of Obligors.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CASE RECEIVABLES II INC.
                                           (Registrant)




Dated:   November 24, 1999            By:   /s/ Ralph A. Than
                                         ------------------------------------
                                           Ralph A. Than
                                           Vice President and Treasurer